VARIABLE INTEREST ENTITIES (Tables)	6 Months Ended
Jun. 30, 2022
Equity Method Investments and Joint Ventures [Abstract]
Summary of Assets and Liabilities of Consolidated VIEs
The following table presents certain assets and liabilities of consolidated VIEs, which are included in the condensed consolidated balance sheets included in this report. The assets in the table below include only those assets that can be used to settle obligations of the consolidated VIEs. The liabilities in the table below include third party liabilities of the consolidated VIEs for which creditors do not have recourse to the general credit of the Company.

	June 30, 2022	December 31, 2021
	(in millions)
Restricted cash	$709	$736
Financing receivables	8,926	8,838
Total Assets	$9,635	$9,574
Debt	$8,632	$8,528
Total Liabilities	$8,632	$8,528